Quantenna Communications

First Quarter 2017

Financial Commentary
May 8, 2017

Key Financial Metrics from the Quarter

- Revenue of $37.9 million in Q1'FY17 vs:
  - $24.4 million in Q1'FY16 grew 55% Y/Y
  - $37.5 million in Q4'FY16 grew 1% Q/Q
- GAAP gross margin of 49.0%
- Non-GAAP gross margin of 49.2% vs:
  - 48.7% in Q1'FY16 grew 50bps Y/Y
  - 51.5% in Q4'FY16 declined 230bps Q/Q
- Operating margin in Q1'FY17:
  - -0.9% GAAP
  - 4.6% Non-GAAP
- Non-GAAP diluted EPS $0.03 in Q1'FY17 vs:
  - GAAP EPS $(0.03) in Q1'FY17
  - $(1.34) in Q1'FY16
  - $0.03 in Q4'FY16
- Cash from operations $(0.4) million
- Cash & equivalents $114.4 million
- DSO 42 days, up 7 days Q/Q
- Annualized inventory turns 5.8x up from 4.6x Q/Q

Second Quarter FY 2017 Guidance

- Revenue: $42.0 to $44.0 million
- Non-GAAP gross margin: 48.5-50.5%
- Non-GAAP OPEX: up 10-15% Q/Q
- Tax Expenses: $200K - $300K
- GAAP EPS: ($0.02) - $0.00
- Non-GAAP EPS: $0.04-$0.06

Key Highlights from the Quarter

- Record revenue of $37.9 million, representing Y/Y growth of 55% and 1% Q/Q growth in a seasonally soft period.
- Announced the QSR5G-AX as a follow-on to its industry first 802.11ax Wi-Fi chipset introduction, the 12-stream QSR10G-AX.
- Introduced SONiQ, an open software framework that unites various network devices regardless of Wi-Fi chipset.
- Introduced the industry's first carrier-grade full-duplex Wi-Fi range extender mesh network solution with Greenwave Systems, Inc.
- Shipped its 100 millionth chip, a major milestone reflecting over a decade of intense efforts by our engineering, operations and sales teams.

Financial Results Call and Webcast

Our Q1 and 2017 financial results webcast and call will commence on May 8, 2017 at 2:00 p.m. PT (5:00 p.m. ET). The webast may be accessed at http://ir.quantenna.com/.

An archive of the webcast will be available for 90 days from the date of this release.

Quantenna Communications, Inc.

Revenue Segmentation by WiFi Technology

(in percentage of revenue, unaudited)

Period Ending	Q2 2015 Jun 28 '15	Q3 2015 Sep 27 '15	Q4 2015 Dec 27 '15	Q1 2016 Mar 27 '16	Q2 2016 Jun 26 '16	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17
802.11n	41%	37%	43%	37%	19%	29%	15%	18%
802.11ac Wave 2	47%	52%	47%	61%	80%	71%	84%	79%
802.11ac Wave 3 (10G)	0%	0%	0%	0%	0%	0%	1%	3%
Total Semi Revenue	**87%**	**89%**	**90%**	**98%**	**99%**	**100%**	**100%**	**100%**
Other	13%	11%	10%	2%	1%	0%	0%	0%
Total Revenue	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

May 8, 2017 Quantenna Q1 2017 Financial Results Page 1 of 4

Quantenna Communications, Inc.

Consolidated Statements of Operations (GAAP)

(in thousands, unaudited)

Period Ending	Q2 2015 Jun 28 '15	Q3 2015 Sep 27 '15	Q4 2015 Dec 27 '15	Q1 2016 Mar 27 '16	Q2 2016 Jun 26 '16	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17
Revenue	$ 18,171	$ 21,806	$ 25,412	$ 24,437	$ 33,035	$ 34,105	$ 37,492	$ 37,891
COGS	8,903	11,395	12,425	12,534	16,671	17,247	18,188	19,307
Gross Margin	9,268	10,411	12,987	11,903	16,364	16,858	19,304	18,584
GM % of revenue	*51.0%*	*47.7%*	*51.1%*	*48.7%*	*49.5%*	*49.4%*	*51.5%*	*49.0%*
R&D	8,681	7,587	9,545	10,227	11,524	11,162	13,691	12,633
S&M	1,681	1,490	1,625	1,630	1,769	2,172	2,520	2,914
G&A	1,305	1,178	1,302	1,562	2,993	3,248	2,757	3,389
OPEX	11,667	10,255	12,472	13,419	16,286	16,582	18,968	18,936
OPEX % of revenue	64.2%	47.0%	49.1%	54.9%	49.3%	48.6%	50.6%	50.0%
Operating Income (loss)	$ (2,399)	$ 156	$ 515	$ (1,516)	$ 78	$ 276	$ 336	$ (352)
OpInc % of revenue	-13.2%	0.7%	2.0%	-6.2%	0.2%	0.8%	0.9%	-0.9%
Interest & Other Income (loss)	(221)	(188)	(50)	(182)	(291)	(241)	10	3
Pretax Income (loss)	(2,620)	(32)	465	(1,698)	(213)	35	346	(349)
Taxes	21	40	38	17	21	14	314	535
Tax Rate	-1%	-125%	8%	-1%	-10%	40%	91%	-153%
Net Income (loss)	$ (2,641)	$ (72)	$ 427	$ (1,715)	$ (234)	$ 21	$ 32	$ (884)

Consolidated Statements of Operations (Non-GAAP)

(in thousands, unaudited)

Period Ending	Q2 2015 Jun 28 '15	Q3 2015 Sep 27 '15	Q4 2015 Dec 27 '15	Q1 2016 Mar 27 '16	Q2 2016 Jun 26 '16	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17
Revenue	$ 18,171	$ 21,806	$ 25,412	$ 24,437	$ 33,035	$ 34,105	$ 37,492	$ 37,891
COGS	8,901	11,393	12,422	12,531	16,668	17,238	18,170	19,264
Gross Margin	9,270	10,413	12,990	11,906	16,367	16,867	19,322	18,627
GM % of revenue	*51.0%*	*47.8%*	*51.1%*	*48.7%*	*49.5%*	*49.5%*	*51.5%*	*49.2%*
R&D	8,611	7,515	9,468	10,126	11,402	10,931	13,234	11,428
S&M	1,485	1,464	1,599	1,600	1,739	2,112	2,392	2,561
G&A	1,203	1,065	1,163	1,392	2,262	2,514	2,494	2,886
OPEX	11,299	10,044	12,230	13,118	15,403	15,557	18,120	16,875
OPEX % of revenue	62.2%	46.1%	48.1%	53.7%	46.6%	45.6%	48.3%	44.5%
Operating Income (loss)	$ (2,029)	$ 369	$ 760	$ (1,212)	$ 964	$ 1,310	$ 1,202	$ 1,752
OpInc % of revenue	-11.2%	1.7%	3.0%	-5.0%	2.9%	3.8%	3.2%	4.6%
Interest & Other Income (loss)	(221)	(188)	(50)	(182)	(291)	(241)	10	3
Pretax Income (loss)	(2,250)	181	710	(1,394)	673	1,069	1,212	1,755
Taxes	21	40	38	17	21	14	314	535
Tax Rate	-1%	22%	5%	-1%	3%	1%	26%	30%
Net Income (loss)	$ (2,271)	$ 141	$ 672	$ (1,411)	$ 652	$ 1,055	$ 898	$ 1,220

GAAP to Non-GAAP Reconciling Items

(in thousands, unaudited)

Period Ending	Q2 2015 Jun 28 '15	Q3 2015 Sep 27 '15	Q4 2015 Dec 27 '15	Q1 2016 Mar 27 '16	Q2 2016 Jun 26 '16	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17
Stock Based Compensation								
COGS	$ 2	$ 2	$ 3	$ 3	$ 3	$ 9	$ 18	$ 43
R&D	70	72	77	101	122	231	457	1,205
S&M	196	26	26	30	30	60	128	353
G&A	102	113	139	170	731	734	263	503
Total	$ 370	$ 213	$ 245	$ 304	$ 886	$ 1,034	$ 866	$ 2,104

May 8, 2017 Quantenna Q1 2017 Financial Results Page 2 of 4

Quantenna Communications, Inc.

Consolidated Balance Sheet

(in thousands, unaudited)

Period Ending	Q1 2016 Mar 27 '16	Q2 2016 Jun 26 '16	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17
Assets					
Current assets					
Cash and cash equivalents	$ 20,744	$ 16,943	$ 17,822	$ 117,045	$ 114,401
Accounts receivable	13,569	20,813	17,306	14,480	17,812
Inventory	7,259	7,449	10,268	15,820	13,361
Restricted Cash	-	1,500	1,559	-	-
Prepaid expenses and other current assets	1,743	1,666	1,842	2,470	3,745
Total current assets	43,315	48,371	48,797	149,815	149,319
Property and equipment, net	2,828	3,548	3,842	4,742	6,025
Other assets	178	1,311	2,443	232	743
Total assets	$ 46,321	$ 53,230	$ 55,082	$ 154,789	$ 156,087
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders' Equity (Deficit)					
Current liabilities					
Accounts payable	$ 5,927	$ 3,778	$ 6,038	$ 7,776	$ 1,896
Accrued liabilities and other current liabilities	7,517	10,626	11,910	11,801	18,163
Loan obligations, current portion	3,552	2,102	2,218	2,257	2,288
Total current liabilities	16,996	16,506	20,166	21,834	22,347
Loan obligations, long term portion	1,386	7,967	4,342	3,680	3,539
Other long term liabilities			578	527	0
Convertible preferred stock warrant liability	265	300	364	-	-
Total liabilities	18,647	24,773	25,450	26,041	25,886
Convertible preferred stock	184,704	184,704	184,704	-	-
Stockholders' equity (deficit)					
Common stock	-	-	-	3	3
Additional paid-in capital	4,364	5,381	6,534	290,319	292,710
Accumulated deficit	(161,394)	(161,628)	(161,606)	(161,574)	(162,512)
Total stockholders' equity (deficit)	(157,030)	(156,247)	(155,072)	128,748	130,201
Total liabilities, conv prfrrd stock and stockholders' equity (defecit)	$ 46,321	$ 53,230	$ 55,082	$ 154,789	$ 156,087

Condensed Consolidated Cash Flows

(in thousands, unaudited)

Period Ending	Q1 2016 Mar 27 '16	Q2 2016 Jun 26 '16	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17
Cash flows from operating activities					
Net income (loss)	$ (1,715)	$ (234)	$ 22	$ 32	$ (884)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities					
Depreciation and amortization	269	268	343	398	479
Stock-based compensation expense	304	886	1,009	866	2,104
Stock issued for services	-	-	25	-	-
Non-cash interest expense	34	(4)	110	182	135
Remeasurement of preferred stock warrant liability	10	35	64	(22)	-
Changes in assets and liabilities					
Accounts receivable	2,148	(7,244)	3,507	2,826	(3,332)
Inventory	148	(190)	(2,819)	(5,552)	2,459
Prepaid expenses and other current assets	(315)	273	(241)	(618)	(1,324)
Other assets	4	(59)	71	(66)	(511)
Accounts payable	10	(3,599)	2,453	2,940	(5,870)
Accrued liabilities	1,900	3,109	1,127	(379)	6,309
Net cash provided by (used in) operating activities	2,797	(6,759)	5,671	607	(435)
Cash flows from investing activities					
Restricted cash	-	(1,500)	(59)	1,500	-
Purchase of property and equipment	(14)	(612)	(995)	(1,103)	(1,700)
Net cash provided by (used in) investing activities	(14)	(2,112)	(1,054)	397	(1,700)
Cash flows from financing activities					
Proceeds from issuance of common stock, net of issuance cost	53	35	697	406	194
Proceeds from initial public offering, net of issuance costs	-	-	-	97,483	-
Principal payments on debt	(942)	(1,769)	(554)	(551)	(672)
Other	-	6,804	(3,881)	881	(31)
Net cash provided by (used in) financing activities	(889)	5,070	(3,738)	98,219	(509)
Net increase (decrease) in cash and cash equivalents	1,894	(3,801)	879	99,223	(2,644)
Cash and cash equivalents					
Beginning of period	18,850	20,744	16,943	17,822	117,045
End of period	20,744	16,943	17,822	117,045	114,401

May 8, 2017 Quantenna Q1 2017 Financial Results Page 3 of 4

Quantenna Communications, Inc. Non-GAAP Financial Measures In addition to GAAP reporting, Quantenna provides information regarding income, gross margin and operating expenses on a non- GAAP basis. This non-GAAP information excludes stock-based compensation expense, which the Company’s management believes is not reflective of the Company’s underlying performance. These non-GAAP measures are used by the Company’s management for purposes of evaluating the underlying operating performance of the Company, establishing internal budgets, comparing performance with internal forecasts and goals, strategic planning, benchmarking against other companies, and to provide a more consistent basis of comparison and to enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial tables included in this press release. Forward-Looking Statements This press release contains forward-looking statements based on Quantenna’s current expectations, including statements regarding Quantenna’s financial results for the first quarter ended April 2, 2017, expected future business and financial performance, growth opportunities, product technologies and customer relationships. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Quantenna are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Quantenna and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: risks that Quantenna may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; ability to accurately predict future revenue and expenses; challenges developing new and leading edge products on a timely basis that achieve market acceptance; ability to attract and retain customers and service providers; dependence on a limited number of products and customers; intense market competition; intellectual property litigation risks; political uncertainty; potential changes in tax and other laws affecting Quantenna’s business; risks associated with acquisitions, divestitures and strategic partnerships; product liability risks; potential cancellation of customer orders; difficulties managing international operations; risks that Quantenna may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; dependence on, and geographic concentration of, contract manufacturers, assembly and test providers, and other vendors that subject Quantenna's business and results of operations to risks of natural disasters, epidemics, war and political unrest; the cyclical nature of the semiconductor industry, adjustments to the preliminary financial results reported in this press release and related earnings call announcement and materials for the first quarter 2017 in connection with completion of the final closing process and procedures and preparation of our Quarterly Report on Form 10- Q, and other factors that are detailed in the Securities and Exchange (“SEC”) filings of Quantenna Communications, Inc., which you may obtain for free at the SEC’s website at http://www.sec.gov. Quantenna disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. About Quantenna Communications Quantenna is a global leader and innovator of leading-edge performance Wi-Fi solutions. Quantenna introduced the world's first 10G Wi-Fi technology for a new generation of access points in home, enterprise and public spaces and continues to innovate. Quantenna's Wi-Fi solutions offer superior performance, and establish benchmarks for speed, range, efficiency and reliability. With MAUI, Quantenna's cloud-based Wi-Fi analytics platform that complement its chipset solutions, service providers can deliver real-time, automated Wi-Fi monitoring, optimization, and self-healing to their customers around the clock to help achieve the best Wi-Fi experience. Quantenna is Wi-Fi perfected. For more information, visit www.quantenna.com. Follow us on Facebook, LinkedIn and Twitter. May 8, 2017 Quantenna Q1 2017 Financial Results Page 4 of 4